UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022 (November 22, 2022)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-05975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202

(Address of principal executive offices, and Zip Code)

(502) 580-1000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 22, 2022, Humana Inc. (the “Company”) completed a public offering of $500 million aggregate principal amount of its 5.750% Senior Notes due 2028 (the “2028 Senior Notes”) and $750 million aggregate principal amount of its 5.875% Senior Notes due 2033 (the “2033 Senior Notes” and, together with the 2028 Senior Notes, the “Senior Notes”). The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to The Bank of New York), as trustee (the “Trustee”) (the “Original Indenture”), as supplemented by a twenty-second supplemental indenture, dated as of November 22, 2022, by and between the Company and the Trustee relating to the 2028 Senior Notes (the “Twenty-Second Supplemental Indenture” and, together with the Original Indenture, the “Twenty-Second Indenture”) and a twenty-third supplemental indenture, dated as of November 22, 2022, by and between the Company and the Trustee relating to the 2033 Senior Notes (the “Twenty-Third Supplemental Indenture” and, together with the Original Indenture, the “Twenty-Third Indenture,” and the Twenty-Second Indenture and Twenty-Third Indenture are referred to herein as the “Indentures”).

The sale of the Senior Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-254041 (the “Registration Statement”). The terms of the Senior Notes are described in the Company’s Prospectus dated March 9, 2021, as supplemented by a final Prospectus Supplement dated November 7, 2022 as filed with the Commission on November 8, 2022, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2028 Senior Notes bear interest at an annual rate of 5.750% and the 2033 Senior Notes bear interest at an annual rate of 5.875%. Interest on the Senior Notes is payable by the Company on March 1 and September 1 of each year, beginning on March 1, 2023. The 2028 Senior Notes mature on March 1, 2028 and the 2033 Senior Notes mature on March 1, 2033.

A copy of the Original Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twenty-Second Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2028 Senior Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twenty-Third Supplemental Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2033 Senior Notes is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Original Indenture, the Twenty-Second Supplemental Indenture, the 2028 Senior Notes, the Twenty-Third Supplemental Indenture and the 2033 Senior Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion of Fried, Frank, Harris, Shriver & Jacobson LLP related to the Senior Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s outstanding senior notes. An affiliate of the Trustee is also a lender under the Company’s revolving credit facility, 364-day credit facility and term loan.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure above under Item 1.01 of this Current Report on Form 8-K is also responsive to Item 2.03 of this Current Report on Form 8-K and is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

The Company issued a press release announcing the closing of the offering of the Senior Notes, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of August 5, 2003, by and between the Company and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

4.2	Twenty-Second Supplemental Indenture, dated November 22, 2022, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 5.750% Senior Notes due 2028.

4.4	Twenty-Third Supplemental Indenture, dated November 22, 2022, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5	Form of 5.875% Senior Notes due 2033.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1).

99.1	Press Release relating to the closing of the offering of Senior Notes, dated November 22, 2022, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul W. Felter
John-Paul W. Felter
Senior Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)

Dated: November 22, 2022